UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-05502

Comstock Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: April 30

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Comstock Capital Value Fund

Semiannual Report

October 31, 2012

To Our Shareholders,

For the six months ended October 31, 2012, the net asset value (“NAV”) per Class A Share of the Comstock Capital Value Fund decreased 4.7% compared with the increase of 2.2% for the Standard & Poor’s (“S&P”) 500 Index. See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of October 31, 2012.

Comparative Results

Average Annual Returns through October 31, 2012† (Unaudited)
	Six Months	One Year	Five Year	Ten Year	Since Policy Inception (a)	Since Fund’s Inception (10/10/85)
Class A (DRCVX)
Without sales charge	(4.67)%	(18.29)%	(7.11)%	(10.32)%	(4.02)%	(2.14)%
With sales charge(b)	(10.15)	(22.98)	(8.20)	(10.85)	(4.24)	(2.35)
Class AAA (COMVX)††	(4.67)	(18.29)	(7.11)	(10.32)	(4.02)	(2.14)
Class C (CPCCX)††
Without contingent deferred sales charge	(4.44)	(18.87)	(7.71)	(10.98)	(4.55)	(2.65)
With contingent deferred sales charge(c)	(5.40)	(19.71)	(7.71)	(10.98)	(4.55)	(2.65)
Class R (CPCRX)††	(3.97)	(18.08)	(6.77)	(10.08)	(3.83)	(1.96)
S&P 500 Index	2.16	15.21	0.36	6.91	8.87(d)	10.41(e)

In the current prospectus dated August 28, 2012, the expense ratios for Comstock Capital Value Fund Class AAA, A, C, and R Shares are 2.33%, 2.33%, 3.08%, and 2.08%, respectively. Class AAA and Class R Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively. See page 8 for the expense ratios for the six months ended October 31, 2012.

(a)   On April 28, 1987, Comstock Partners, Inc., the Comstock Capital Value Fund’s previous investment adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

(b)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

(d)   Since April 30, 1987, the date closest to the Fund’s inception date for which data is available.

(e)   Since September 30, 1985, the date closest to the Fund’s inception date for which data is available.

†    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Comstock Capital Value Fund utilizes short selling and derivatives. Short selling of securities and use of derivatives pose special risks and may not be suitable for certain investors. Short selling is a sale of a borrowed security and losses are realized if the price of the security increases between the date the security is sold and the date the Fund replaces it. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

††   The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008, Class C Shares and Class R Shares on August 22, 1995. The actual performance of the Class AAA Shares, Class C Shares, and Class R Shares would have been higher due to the sales charge associated with the Class A Shares.

Comstock Capital Value Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from May 1, 2012 through October 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Annualized Expense Ratio	Expenses Paid During Period*
Comstock Capital Value Fund
Actual Fund Return
Class AAA	$1,000.00	$ 953.30	2.82%	$13.88
Class A	$1,000.00	$ 953.30	2.82%	$13.88
Class C	$1,000.00	$ 955.60	3.57%	$17.60
Class R	$1,000.00	$ 960.30	2.57%	$12.70
Hypothetical 5% Return
Class AAA	$1,000.00	$1,010.99	2.82%	$14.29
Class A	$1,000.00	$1,010.99	2.82%	$14.29
Class C	$1,000.00	$1,007.21	3.57%	$18.06
Class R	$1,000.00	$1,012.25	2.57%	$13.03
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2012:

Comstock Capital Value Fund

Long Positions	Percent
U.S. Government Obligations	95.8
Common Stocks	2.2
Put Options Purchased	1.2
Other Assets and Liabilities (Net)	38.1

Short Positions
Futures Contracts	1.3
Metals and Mining	(5.2)
Diversified Industrial	(5.0)
Retail	(5.0)
Agriculture	(3.4)
Energy and Utilities	(3.3)
Food and Beverage	(2.3)
Automotive	(2.1)
Financial Services	(2.1)
Business Services	(2.0)
Electronics	(2.0)
Machinery	(1.7)
Exchange Traded Funds	(1.3)
Automotive: Parts and Accessories	(1.1)
Semiconductors	(1.1)
Construction and Engineering	(1.0)

100.0

The Comstock Capital Value Fund (the “Fund”) files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund

Schedule of Investments — October 31, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 2.2%
	Exchange Traded Funds — 2.2%
15,000	SPDR Gold Shares†	$2,481,150	$2,502,900

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 95.8%
$109,145,000	U.S. Treasury Bills,
	0.100% to 0.150%††,
	11/15/12 to 05/02/13(a)(b)	109,104,460	109,108,446

Number of Contracts		Expiration Date/Exercise Price
	PUT OPTIONS PURCHASED (c)† — 1.2%
170	S&P 500 Index	Dec. 12/1200	51,000
175	S&P 500 Index	Dec. 12/1225	71,750
50	S&P 500 Index	Dec. 12/1350	82,000
45	S&P 500 Index	Mar. 13/1200	76,725
30	S&P 500 Index	Mar. 13/1225	52,500
70	S&P 500 Index	Mar. 13/1250	141,400
125	S&P 500 Index	Mar. 13/1275	315,000
100	S&P 500 Index	Mar. 13/1325	358,000
50	S&P 500 Index	Mar. 13/1375	245,000

	TOTAL PUT OPTIONS PURCHASED (Cost $3,601,894)		1,393,375

	TOTAL INVESTMENTS — 99.2% (Cost $115,187,504)		113,004,721
	SECURITIES SOLD SHORT — (38.6)%
	(Proceeds received $48,114,173)		(43,925,160)

Number of Contracts		Expiration Date	Unrealized Appreciation
	FUTURES CONTRACTS—SHORT POSITION (d) — 1.3%
260	NASDAQ 100 Index Futures (E-Mini)	12/21/12	776,701
535	S&P 500 Index Futures (E-Mini)	12/21/12	690,562

	TOTAL FUTURES CONTRACTS — SHORT POSITION		1,467,263

			Market Value
	Other Assets and Liabilities (Net) — 38.1%		43,334,139

	NET ASSETS — 100.0%.		$113,880,963

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (38.6)%
	Agriculture — (3.4)%
65,000	Potash Corp of Saskatchewan Inc.	$2,649,681	$2,624,050
24,800	The Mosaic Co.	1,626,820	1,298,032

		4,276,501	3,922,082

	Automotive — (2.1)%
11,000	Cummins Inc.	1,209,714	1,029,380
31,000	PACCAR Inc.	1,288,347	1,343,540

		2,498,061	2,372,920

	Automotive: Parts and Accessories — (1.1)%
48,000	Johnson Controls Inc.	1,588,110	1,236,000

	Business Services — (2.0)%
17,000	Norfolk Southern Corp.	1,190,412	1,042,950
17,000	United Parcel Service Inc., Cl. B	1,227,862	1,245,250

		2,418,274	2,288,200

	Construction and Engineering — (1.0)%
30,000	Jacobs Engineering Group Inc.	1,220,085	1,157,700

	Diversified Industrial — (5.0)%
28,000	Eaton Corp.	1,230,642	1,322,160
13,000	Parker Hannifin Corp.	1,033,347	1,022,580
18,000	Rockwell Automation Inc.	1,148,624	1,279,080
37,000	The Dow Chemical Co.	1,157,619	1,084,100
25,000	Timken Co.	1,134,910	987,250

		5,705,142	5,695,170

	Electronics — (2.0)%
32,000	Arrow Electronics Inc.	1,083,397	1,127,360
38,000	Avnet Inc.	1,080,992	1,088,700

		2,164,389	2,216,060

	Energy and Utilities — (3.3)%
65,000	El Paso Electric Co.	1,961,727	2,209,350
23,000	FMC Technologies Inc.	1,101,277	940,700
52,000	McDermott International Inc.	1,075,397	555,880

		4,138,401	3,705,930

	Exchange Traded Funds — (1.3)%
41,400	iShares FTSE China 25 Index
	Fund	1,506,373	1,522,278

	Financial Services — (2.1)%
45,000	Credit Suisse Group AG, ADR	1,607,247	1,050,300
30,000	Deutsche Bank AG	1,217,952	1,371,300

		2,825,199	2,421,600

	Food and Beverage — (2.3)%
125,000	Smithfield Foods Inc.	2,271,319	2,558,750

See accompanying notes to financial statements.

Comstock Capital Value Fund

Schedule of Investments (Continued) — October 31, 2012 (Unaudited)

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT (Continued)
	Machinery — (1.7)%
23,000	AGCO Corp.	$1,079,016	$1,046,730
11,000	Caterpillar Inc.	1,156,732	932,910

		2,235,748	1,979,640

	Metals and Mining — (5.2)%
62,800	ArcelorMittal	1,580,296	927,556
26,000	BHP Billiton Ltd., ADR	1,774,796	1,839,240
33,000	Nucor Corp.	1,278,731	1,324,290
39,000	United States Steel Corp.	1,497,027	795,210
58,800	Vale SA, ADR	1,652,654	1,077,216

		7,783,504	5,963,512

	Retail — (5.0)%
31,600	Kohl’s Corp.	1,543,451	1,683,648
27,000	Limited Brands Inc.	1,171,706	1,293,030
120,000	Staples Inc.	2,212,936	1,381,800
19,000	Yum! Brands Inc.	1,214,388	1,332,090

		6,142,481	5,690,568

	Semiconductors — (1.1)%
33,750	Lam Research Corp.	1,340,586	1,194,750

	TOTAL SECURITIES SOLD SHORT	$48,114,173	$43,925,160

(a)	At October 31, 2012, $93,155,000 of the principal amount was pledged as collateral for securities sold short.
(b)	At October 31, 2012, $3,000,000 of the principal amount was pledged as collateral for futures contracts.
(c)	At October 31, 2012, all of the put options purchased were held at Pershing LLC.
(d)	At October 31, 2012, all of the futures contracts sold were held at UBS AG.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Assets and Liabilities
October 31, 2012 (Unaudited)

Assets:
Investments, at value (cost $115,187,504)	$113,004,721
Deposit at brokers (including proceeds from securities sold short of $48,114,173)	43,384,462
Receivable for Fund shares sold	1,935,542
Variation margin receivable	122,810
Prepaid expenses	38,798
Other assets	28,292

Total Assets	158,514,625

Liabilities:
Securities sold short, at value	43,925,160
Payable to custodian	79,337
Payable for Fund shares redeemed	312,159
Dividends payable on securities sold short	86,820
Payable for investment advisory fees	93,788
Payable for distribution fees	31,492
Payable for accounting fees	7,500
Other accrued expenses	97,406

Total Liabilities	44,633,662

Net Assets
(applicable to 80,627,148 shares outstanding)	$113,880,963

Net Assets Consist of:
Paid-in capital	$291,976,038
Net investment loss	(3,048,246)
Accumulated net realized loss on investments, securities sold short, and futures contracts	(178,520,322)
Net unrealized depreciation on investments	(2,182,783)
Net unrealized appreciation on securities sold short	4,189,013
Net unrealized appreciation on futures contracts	1,467,263

Net Assets	$113,880,963

Shares of Capital Stock, each at $0.001 par value;
125,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($4,199,214 ÷ 2,931,221 shares outstanding)	$1.43

Class A:
Net Asset Value and redemption price per share ($96,654,423 ÷ 67,619,385 shares outstanding)	$1.43

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$1.52

Class C:
Net Asset Value and offering price per share ($12,702,102 ÷ 9,851,672 shares outstanding)	$1.29 (a)

Class R:
Net Asset Value, offering, and redemption price per share ($325,224 ÷ 224,870 shares outstanding)	$1.45

(a)	Redemption price varies based on the length of time held.

Statement of Operations
For the Six Months Ended October 31, 2012 (Unaudited)

Investment Income:
Interest	$66,632

Total Investment Income	66,632

Expenses:
Investment advisory fees.	594,231
Distribution fees - Class AAA	8,633
Distribution fees - Class A	122,058
Distribution fees - Class B*	29
Distribution fees - Class C	69,831
Dividend expense on securities sold short	588,313
Service fees for securities sold short (See Note 2)	118,299
Shareholder services fees.	68,813
Registration expenses	37,700
Legal and audit fees.	34,445
Accounting fees.	22,500
Shareholder communications expenses	20,027
Directors’ fees	19,544
Custodian fees	9,304
Interest expense	342
Miscellaneous expenses	14,091

Total Expenses	1,728,160

Net Investment Loss	(1,661,528)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency:
Net realized loss on investments	(13,531,476)
Net realized gain on securities sold short	713,474
Net realized loss on futures contracts	(2,772,151)
Net realized gain on foreign currency transactions	882

Net realized loss on investments, securities sold short, futures contracts, and foreign currency transactions	(15,589,271)

Net change in unrealized appreciation/depreciation:
on investments	9,519,299
on securities sold short	6,400
on futures contracts	2,390,107

Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	11,915,806

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency	(3,673,465)

Net Decrease in Net Assets Resulting from Operations	$(5,334,993)

*	Class B Shares were liquidated on September 7, 2012.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations:
Net investment loss	$ (1,661,528)	$ (4,340,060)
Net realized loss on investments, securities sold short, futures contracts, and foreign currency transactions	(15,589,271)	(37,426,814)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	11,915,806	(725,830)

Net Decrease in Net Assets Resulting from Operations.	(5,334,993)	(42,492,704)

Capital Stock Transactions:
Proceeds from shares sold
Class AAA	10,059,604	9,030,955
Class A	42,430,934	286,111,249
Class C	2,129,370	15,472,504
Class R	80,470	85,269

	54,700,378	310,699,977

Cost of shares redeemed
Class AAA	(10,247,465)	(4,500,742)
Class A	(44,194,390)	(227,309,065)
Class B*	(8,540)	(2,924)
Class C	(2,737,971)	(12,975,741)
Class R	(47,024)	(65,049)

	(57,235,390)	(244,853,521)

Net Increase/(Decrease) in Net Assets from Capital Stock Transactions	(2,535,012)	65,846,456

Redemption Fees	620	8,102

Net Increase/(Decrease) in Net Assets	(7,869,385)	23,361,854
Net Assets:
Beginning of period	121,750,348	98,388,494

End of period (including undistributed net investment income of $0 and $0, respectively)	$113,880,963	$121,750,348

*	Class B Shares were liquidated on September 7, 2012.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Period Ended April 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investment	Total from Investments Operations	Net Investment Income	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)	Dividend Expense on Securities Sold Short	Portfolio Turnover Rate
Class AAA
2013(d)	$1.50	$(0.02)	$(0.05)	$(0.07)	—	—	$0.00	$1.43	(4.67)%	$4,199	(2.71)%		2.83%	0.99%	7%
2012	1.64	(0.04)	(0.10)	(0.14)	—	—	0.00	1.50	(8.54)	5,269	(2.27)		2.33	0.69	558
2011	2.07	(0.04)	(0.39)	(0.43)	—	—	0.00	1.64	(20.77)	1,235	(2.02)		2.11	0.51	368
2010	3.13	(0.05)	(1.01)	(1.06)	—	—	0.00	2.07	(33.87)	962	(2.00)		2.06	0.32	1,239
2009(e)	3.34	(0.03)	(0.17)	(0.20)	$(0.01)	$(0.01)	0.00	3.13	(5.96)	556	(2.11	)(f)	2.22 (f)	0.65 (f)	440
Class A
2013(d)	$1.50	$(0.02)	$(0.05)	$(0.07)	—	—	$0.00	$1.43	(4.67)%	$96,655	(2.72)%		2.83%	0.99%	7%
2012	1.64	(0.04)	(0.10)	(0.14)	—	—	0.00	1.50	(8.54)	102,182	(2.27)		2.33	0.69	558
2011	2.07	(0.04)	(0.39)	(0.43)	—	—	0.00	1.64	(20.77)	82,465	(2.02)		2.11	0.51	368
2010	3.14	(0.05)	(1.02)	(1.07)	—	—	0.00	2.07	(34.08)	97,271	(2.02)		2.06	0.32	1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.31	58,112	(1.45)		2.22	0.32	440
2008	2.12	0.05	0.07	0.12	(0.06)	(0.06)	0.00	2.18	5.73	29,169	2.12		2.24	0.24	0
Class C
2013(d)	$1.35	$(0.02)	$(0.04)	$(0.06)	—	—	$0.00	$1.29	(4.44)%	$12,702	(3.47)%		3.58%	0.99%	7%
2012	1.49	(0.05)	(0.09)	(0.14)	—	—	0.00	1.35	(9.40)	13,986	(3.02)		3.08	0.69	558
2011	1.90	(0.05)	(0.36)	(0.41)	—	—	0.00	1.49	(21.58)	14,366	(2.77)		2.86	0.51	368
2010	2.90	(0.06)	(0.94)	(1.00)	—	—	0.00	1.90	(34.48)	16,569	(2.76)		2.81	0.32	1,239
2009	2.02	(0.06)	0.94	0.88	—	—	0.00	2.90	43.56	16,138	(2.07)		2.97	0.35	440
2008	1.98	0.03	0.05	0.08	$(0.04)	$(0.04)	0.00	2.02	4.32	11,587	1.32		2.99	0.24	0
Class R
2013(d)	$1.51	$(0.02)	$(0.04)	$(0.06)	—	—	$0.00	$1.45	(3.97)%	$325	(2.46)%		2.58%	0.99%	7%
2012	1.65	(0.03)	(0.11)	(0.14)	—	—	0.00	1.51	(8.48)	304	(2.01)		2.08	0.69	558
2011	2.08	(0.04)	(0.39)	(0.43)	—	—	0.00	1.65	(20.67)	310	(1.77)		1.86	0.51	368
2010	3.14	(0.04)	(1.02)	(1.06)	—	—	0.00	2.08	(33.76)	296	(1.77)		1.81	0.33	1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.56	148	(1.37)		1.97	0.31	440
2008	2.12	0.05	0.08	0.13	(0.07)	(0.07)	0.00	2.18	6.00	20	2.09		1.99	0.26	0

†	Total investment returns exclude the effects of sales loads and assume reinvestment of distributions. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $ 0.005 per share.
(c)	The Fund incurred interest expense during the year ended April 30, 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.23% (Class A), 2.98% (Class B and Class C), and 1.98% (Class R), respectively. For the six months ended October 31, 2012 and for the years ended April 30, 2012, 2011, 2010, and 2009, the effect of interest expense was minimal.
(d)	For the six months ended October 31, 2012, unaudited.
(e)	For Class AAA Shares, from the commencement of offering these shares on December 8, 2008 through April 30, 2009.
(f)	Annualized.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited)

1. Organization. The Comstock Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 10/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Exchange Traded Funds	$2,502,900	—	$2,502,900
U.S. Government Obligations	—	$109,108,446	109,108,446
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,502,900	$109,108,446	$111,611,346
LIABILITIES (Market Value):
Securities Sold Short (a)*	$(43,925,160)	—	$(43,925,160)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(43,925,160)	—	$(43,925,160)
OTHER FINANCIAL INSTRUMENTS:**
ASSETS (Market Value):
EQUITY CONTRACTS:
Index Put Options Purchased	—	$ 1,393,375	$1,393,375
LIABILITIES (Unrealized Appreciation):
EQUITY CONTRACTS:
Index Futures Contracts - Short Positions (b)	$1,467,263	—	1,467,263
TOTAL OTHER FINANCIAL INSTRUMENTS	$1,467,263	$ 1,393,375	$2,860,638

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
(b)	Represents cumulative unrealized appreciation of futures contracts as reported in the SOI. Only current day variation margin is reported within the Fund’s Statement of Assets and Liabilities.
*	All Securities Sold Short positions are common stock.
**	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended October 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at October 31, 2012 or April 30, 2012.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at October 31, 2012 are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Put options purchased which were held at October 31, 2012 are reflected within the Schedule of Investments.

The Fund’s volume of activity in index put options purchased while outstanding during the six months ended October 31, 2012 had an average monthly cost amount of approximately $8,637,209.

As of October 31, 2012, the value of put options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within Investments, at value. For the six months ended October 31, 2012, the effect of put options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency, within Net realized loss on investments and Net change in unrealized appreciation/depreciation on investments.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts that were held at October 31, 2012 are reflected within the Schedule of Investments.

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

The Fund’s volume of activity in index futures contracts sold while outstanding during the six months ended October 31, 2012 had an average notional value of approximately $50,195,120.

As of October 31, 2012, the value of futures contracts that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, Variation margin receivable. For the six months ended October 31, 2012, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency, within Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at October 31, 2012 are reflected within the Schedule of Investments. For the six months ended October 31, 2012, the Fund incurred $118,299 in service fees related to its investment positions sold short held by the broker. The amount is included in the Statement of Operations - Expenses - Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations. There were no custodian fee credits earned during the six months ended October 31, 2012.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

No distributions were made during the six months ended October 31, 2012 and in the year ended April 30, 2012.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

At October 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes of $137,610,986, which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2013	$35,863,445
Capital Loss Carryforward Available through 2014	13,004,169
Capital Loss Carryforward Available through 2015	7,109,158
Capital Loss Carryforward Available through 2016	4,484,299
Capital Loss Carryforward Available through 2018	12,025,747
Capital Loss Carryforward Available through 2019	37,242,276
Short-term Capital Loss Carryforward Post-Effective With No Expiration	15,538,919
Long-term Capital Loss Carryforward Post-Effective With No Expiration	12,342,973

Total Capital Loss Carryforwards	$137,610,986

At October 31, 2012, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales and mark-to-market adjustments for tax purposes.

The following summarizes the tax cost of investments, proceeds from short sales, futures transactions, and the related net unrealized appreciation/depreciation at October 31, 2012:

	Cost (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$115,182,682	$25,781	$(2,203,742)	$(2,177,961)
Securities sold short	(48,114,173)	5,728,772	(1,539,759)	4,189,013
Futures contracts	—	1,467,263	—	1,467,263

	$67,068,509	$7,221,816	$(3,743,501)	$3,478,315

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended October 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended April 30, 2009 through April 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors, trustees or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class R Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the six months ended October 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $2,549,004 and $51,509, respectively.

6. Transactions with Affiliates. During the six months ended October 31, 2012, the Distributor retained a total of $7,993 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended October 31, 2012, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock Transactions. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class R Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class R Shares are offered through the Distributor and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% CDSC for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the six months ended October 31, 2012 and the year ended April 30, 2012 amounted to $620 and $8,102, respectively.

Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of capital stock were as follows:

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Class AAA
Shares sold	6,657,388	5,412,897
Shares redeemed	(7,243,460)	(2,649,718)

Net increase/decrease	(586,072)	2,763,179

Class A
Shares sold	28,772,929	154,982,627
Shares redeemed	(29,444,935)	(137,020,629)

Net increase/decrease	(672,006)	17,961,998

Class B*
Shares redeemed	(6,145)	(1,740)

Net decrease	(6,145)	(1,740)

Class C
Shares sold	1,578,106	9,026,907
Shares redeemed	(2,050,632)	(8,314,993)

Net increase/decrease	(472,526)	711,914

Class R
Shares sold	55,581	50,294
Shares redeemed	(32,110)	(36,736)

Net increase	23,471	13,558

*	Class B Shares were liquidated on September 7, 2012.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

                Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass) Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

            Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

                                                           Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

              Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

                                                         Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

    Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

            Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

                                                         Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)

                                     Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

            Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

        Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)    Portfolio Managers: Charles L. Minter

                                                 Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)    Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

            Co-Portfolio Managers: Judith A. Raneri

                                                         Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

Comstock Capital Value Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

M. Bruce Adelberg	Anthony R. Pustorino
Consultant, MBA Research Group	Certified Public Accountant,
Professor Emeritus,
Pace University

Anthony S. Colavita	Werner J. Roeder, MD
Attorney,	Medical Director,
Anthony S. Colavita, P.C.	Lawrence Hospital

Vincent D. Enright	Henry G. Van der Eb, CFA
Former Senior Vice	Senior Vice President,
President,	GAMCO Investors, Inc.
and Chief Financial Officer,
KeySpan Corp.

Charles L. Minter
Former Chairman and
Chief Executive Officer,
Comstock Partners, Inc.

Officers and Portfolio Managers
Bruce N. Alpert	Martin Weiner, CFA
Executive Vice President,	Portfolio Manager
Secretary, and	and President
Acting Chief Compliance
Officer

Carolyn Matlin	Charles L. Minter
Vice President	Portfolio Manager
and Director

Agnes Mullady
Treasurer

Custodian

The Bank of New York Mellon

Distributor

G.distributors, LLC

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

Legal Counsel

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

    Comstock

    Capital

    Value

    Fund

SEMIANNUAL REPORT

OCTOBER 31, 2012

GABCOOCT12SR

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Comstock Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/4/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/4/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	1/4/2013

* Print the name and title of each signing officer under his or her signature.